LEASE EXTENSION

AGREEMENT, made this 23rd day of April, 2007 between Arthur J. Rogers & Co., Agent for the beneficiary pursuant to Trust No. 120886-05, dated December 20, 1995 and established with LaSalle Bank as Trustee and Trust Co. of Chicago, by and between ROGERS EXECUTIVE PARKE, as LANDLORD, and Applied NeuroSolutions, Inc,. an Delaware Corporation, as TENANT.

                               WITNESSETH:

That the Lease Agreement dated November 22, 1996 and Amended May 1, 1997, between the parties hereto, covering 7,500 square feet of space in the building known by street address as 50 Lakeview Parkway, Suites 110 & 111, Vernon Hills, Illinois 60061, as more particularly shown in said Lease, for a term commencing February 15, 1997 and expiring May 14, 2002, and the Lease Extension dated March 18, 2002 for a term commencing May 15, 2002 and expiring May 14, 2007 is hereby further amended and extended as follows:

A)  Effective May 15, 2007 said Lease is extended for a term of three (3) years, expiring May 14, 2010.

B)  Effective MAY 15, 2007, Tenant shall pay to Landlord the sum of Two Hundred, Ninety-Eight Thousand, One Hundred Twenty-Five Dollars and 00/100 ($298,125.00)as rent in installments as follows:

From 05/15/07 to 05/14/08 in monthly installments of $8,281,25
From 05/15/08 to 05/14/09 in monthly installments of $8,281.25
From 05/15/09 to 05/14/10 in monthly installments of $8,281.25

C)           With regards to the Landlord and the Landlord's Exclusive Agent (Arthur J. Rogers & Co.) paying commissions for existing Tenants renewing, extending or expanding their Lease, it is expressly understood, in all cases, that the Tenant's representative, if any, will be directly compensated for it's services by the Tenant.  And further, both the Landlord and Landlord's Exclusive Agent reserves the right to require written confirmation from the Tenant, that the Tenant is responsible for such compensation prior to commencing any communications or discussions with the Tenant's Representative.

Article 1: Security Deposit
1.0           Security Deposit
          Security Deposit Amount:                                                                $8,281.25

Article 2: Tenant Improvements
2.0           Tenant Improvements
Landlord at Landlord’s expense will perform the following tenant improvements; Repaint office area; clean carpet; replace broken ballast in ceiling fixtures; repair ceiling in bathroom, fix or replace faucet in darkroom; clean air ducts; replace thermostats with programmable thermostats; replace any corroded sinks and faucets; trim all bushes outside of office near Suite 110 entrance and wax/seal floor in lab.

It is mutually understood and agreed by the parties hereto that, unless specifically changed or amended above, this Lease Extension does not modify or amend any of the provisions, conditions, terms or covenants of the Lease dated December 3, 1996 and all Extensions thereto.

Tenant hereby acknowledges that Landlord has, during the initial Term of the Lease, satisfied all obligations required of the Landlord pursuant to the terms of the Lease Agreement.  In consideration of Landlord’s execution of this Lease Amendment, Tenant hereby releases Landlord from any liability for any matter arising prior to the effective date of this Lease Amendment.

LANDLORD:                                                                                                                        TENANT:

Arthur J. Rogers & Co., Agent                                                                                           Applied NeuroSolutions, Inc.
for the beneficiary pursuant to                                                                                           An Delaware Corporation
Trust Agreement established with
LaSalle Bank and Trust
Co. of Chicago, as Trustee pursuant
to Trust Agreement dated December 20,
1995 and known as Trust No. 120886-05

___________________________                                                                                   ________________________________
William G. Schmitz, RPA/President                                                                                     Signature

                                  Title:____________________________

Date: ____________________________                                                                      Date:____________________________

Landlord's offer may withdraw by the Landlord or it's Agent at anytime without notice, and does not constitute a binding offer or Lease Extension until properly signed by all parties to the Lease, and a fully executed copy is delivered by the Landlord to Tenant.